Exhibit 99.2 Earnings Summary First Quarter 2020 April 21, 2020

SAFE HARBOR This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; the Company’s performance relative to its markets; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the Covid-19 pandemic; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the effect of the Tax Cuts and Jobs Act on the Company’s capital allocation strategy; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; risks related to the Covid-19 pandemic on the global economy and financial markets, as well as on the Company, our customers and suppliers, which may impact our sales, gross margin, customer demand and our ability to supply our products to our customers; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, effect and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages, supply constraints and price increases; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed on February 7, 2020, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA Margin,” “Adjusted EBITDA – as a % of Net Sales”, “Adjusted Operating Income,” “Adjusted Operating Margin”, “Adjusted Gross Profit,” “Adjusted Gross Profit Margin”, “Adjusted Segment Profit”, “Adjusted Segment Profit Margin”, “Non-GAAP Operating Expenses”, “Non- GAAP Net Income” and “Diluted Non-GAAP Earnings per Share” that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation. 2

First Quarter 2020 Financial Summary 1 $0.45 +88% $412MM +5% GAAP EPS REVENUE $0.55 +10% NON-GAAP EPS 4 $120MM +10% $212MM +44% 3 ADJUSTED EBITDA2 TTM FREE CASH FLOW 1. All growth data on this slide is year-on-year. 2. See appendix for EBITDA reconciliations. 3. Free cash flow equals cash from operations less capital expenditures. 4. Excludes Versum transaction termination fee, net of $83.4 million. 3

Summary – Consolidated Statement of Operations (GAAP) 1Q20 over 1Q20 over $ in millions, except per share data 1Q20 1Q20 Guidance 4Q19 1Q19 1Q19 4Q19 Net Revenue $412.3 $415 - $430 $427.0 $391.0 5.4% (3.4)% Gross Margin 45.0% 46.3% 45.4% Operating Expenses $104.7 $111 - $113 $113.6 $129.9 (19.4)% (7.8)% Operating Income $80.7 $84.1 $47.5 69.9% (4.0)% Operating Margin 19.6% 19.7% 12.1% Tax Rate 12.4% 19.2% 14.2% Net Income $61.0 $56 - $63 $57.4 $32.7 86.5% 6.3% Earnings per diluted share $0.45 $0.41 - $0.46 $0.42 $0.24 87.5% 7.1% 4

Summary – Consolidated Statement of Operations (Non-GAAP) 1 1Q20 over 1Q20 over $ in millions, except per share data 1Q20 1Q20 Guidance 4Q19 1Q19 1Q19 4Q19 Net Revenue $412.3 $415 - $430 $427.0 $391.0 5.4% (3.4)% Adjusted Gross Margin2 45.1% 46.3% 46.0% Non-GAAP Operating Expenses3 $86.2 $96 - $98 $93.2 $87.7 (1.7)% (7.5)% Adjusted Operating Income $99.6 $104.6 $92.2 8.0% (4.8)% Adjusted Operating Margin 24.2% 24.5% 23.6% Non-GAAP Tax Rate4 14.6% 20.3% 18.4% Non-GAAP Net Income5 $75.6 $68 - $75 $74.6 $67.9 11.3% 1.3% Non-GAAP EPS 0.55 $0.50 - $0.55 $0.55 $0.50 10.0% —% 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted Gross Margin excludes charges for fair value write-up of acquired inventory sold and severance and restructuring costs. 3. Non-GAAP Operating Expenses exclude amortization expense, deal and transaction costs, integration costs and severance and restructuring costs. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Non-GAAP Net Income excludes amortization expense, the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5

Specialty Chemicals and Engineered Materials Segment (SCEM) 1 1Q20 Highlights 1Q20 over 1Q20 over 1Q20 SCEM Highlights $ in millions 1Q20 4Q19 1Q19 1Q19 4Q19 • Sales growth (YOY): primarily driven by Net Revenue $144.2 $146.7 $124.5 15.8% (1.7)% advanced deposition materials, cleaning chemistries, and the positive impact of the DSC, Segment Profit $32.7 $32.8 $24.4 34.0% (0.3)% MPD and Sinmat acquisitions. Segment Profit Margin 22.7% 22.4% 19.6% • Sales decline (SEQ): primarily driven by specialty materials. Adj. Segment Profit $33.1 $32.5 $25.1 31.9% 1.8% • Adj. Profit Margin increase (YOY): driven Adj. Segment Profit Margin 22.9% 22.2% 20.1% primarily by higher volume and good expense control. 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 6

Microcontamination Control (MC)1 1Q20 Highlights 1Q20 over 1Q20 over 1Q20 MC Highlights $ in millions 1Q20 4Q19 1Q19 1Q19 4Q19 • Sales growth (YOY): growth in liquid filtration, Net Revenue $159.3 $169.8 $157.7 1.0% (6.2)% gas filtration and the impact of the Anow acquisition; more than offset declines in gas Segment Profit $50.2 $57.2 $47.3 6.1% (12.2)% purification. Segment Profit Margin 31.5% 33.7% 30.0% • Sales decline (SEQ): primarily driven by gas purification, which was impacted the temporary Adj. Segment Profit $50.5 $58.0 $50.1 0.8% (12.9)% supply chain issues at our California facility. Adj. Segment Profit Margin 31.7% 34.2% 31.8% • Adj. Profit Margin decline (SEQ): driven primarily by the lower volumes and manufacturing inefficiencies. 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 7

Advanced Materials Handling (AMH) 1 1Q20 Highlights 1Q20 over 1Q20 over 1Q20 AMH Highlights $ in millions 1Q20 4Q19 1Q19 1Q19 4Q19 • Sales decline (SEQ): primarily driven by wafer Net Revenue $116.1 $117.5 $116.1 —% (1.2)% reticle handling and sensing products. • Adj. Profit Margin increase (SEQ): driven Segment Profit $20.6 $20.7 $22.4 (8.0)% (0.5)% primarily by solid cost management. Segment Profit Margin 17.8% 17.6% 19.3% Adj. Segment Profit $20.8 $20.3 $22.9 (9.2)% 2.5% Adj. Segment Profit Margin 17.9% 17.3% 19.8% 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 8

Summary – Balance Sheet Items $ in millions 1Q20 4Q19 1Q19 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $335.1 12.9% $351.9 14.0% $342.4 14.8% Accounts Receivable, net $277.8 10.7% $234.4 9.3% $232.1 10.0% Inventories $300.7 11.6% $287.1 11.4% $271.5 11.7% Net PP&E $474.8 18.3% $479.5 19.1% $442.4 19.1% Total Assets $2,598.6 $2,516.1 $2,314.0 Current Liabilities1 $202.0 7.8% $264.4 10.5% $212.8 9.2% Long-term debt, excluding current maturities $1,074.9 41.4% $932.5 37.1% $934.3 40.4% Total Liabilities $1,427.3 54.9% $1,350.2 53.7% $1,313.5 56.8% Total Shareholders’ Equity $1,171.3 45.1% $1,165.9 46.3% $1,000.5 43.2% AR – DSOs 61.5 50.1 54.2 Inventory Turns 3.1 3.2 3.2 1. Current Liabilities includes $4 million of current maturities of long term debt. 9

Cash Flows $ in millions 1Q20 4Q19 1Q19 Beginning Cash Balance $351.9 $282.7 $482.1 Cash provided by operating activities $11.4 $128.6 ($2.5) Capital expenditures ($22.6) ($25.9) ($34.5) Proceeds from short-term borrowings and long-term debt $217.0 — — Payments on long-term debt ($75.0) ($2.0) ($1.0) Acquisition of business, net of cash ($75.6) ($11.0) ($49.8) Repurchase and retirement of common stock ($29.7) ($15.0) ($35.3) Dividend payments ($10.8) ($10.8) ($9.5) Other investing activities — $1.1 $0.2 Other financing activities ($29.9) $2.8 ($7.1) Effect of exchange rates ($1.7) $1.4 ($0.2) Ending Cash Balance $335.0 $351.9 $342.4 Free Cash Flow1 ($11.2) $102.7 ($37.0) Adjusted EBITDA $120.3 $125.0 $108.9 Adjusted EBITDA % 29.2% 29.3% 27.8% 1. Free cash flow equals cash from operations less capital expenditures. 10

Outlook GAAP $ in millions, except per share data 2Q20 Guidance 1Q20 Actual 1Q19 Actual Net Revenue $410 - $430 $412.3 $391.0 Operating Expenses $102 - $104 $104.7 $129.9 Net Income $50 - $59 $61.0 $32.7 Earnings (Per Diluted Share) $0.37 - $0.43 $0.45 $0.24 Non-GAAP $ in millions, except per share data 2Q20 Guidance 1Q20 Actual 1Q19 Actual Net Revenue $410 - $430 $412.3 $391.0 Non-GAAP Operating Expenses1 $88 - $90 $86.2 $87.7 Non-GAAP Net Income1 $61 - $70 $75.6 $67.9 Non-GAAP EPS1 $0.45 - $0.51 $0.55 $0.50 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 11

Liquidity and Capital Structure (as of 3/28/2020) $ millions Liquidity U.S. Cash $134 Foreign Cash $201 Total Cash $335 Undrawn Revolving Credit Facility $158 Total Liquidity $493 Debt Structure Covenants Senior Secured Term Loan (due 2025) $396 No maintenance covenants Senior Unsecured Notes (due 2026) $550 No maintenance covenants Revolving Credit Facility (drawn amount)1 $142 3.25x secured net leverage 1. Springing covenant when borrowings exceed $105 million. Current covenant calculation: <1x (well below 3.25x threshold). 12

Entegris®, the Entegris Rings Design-™ and Pure Advantage™ are trademarks of Entegris, Inc. ©2016 Entegris, Inc. All rights reserved.

Non-GAAP Reconciliation Table Reconciliation of GAAP Gross Profit to Adjusted Gross Profit Three months ended (In thousands) March 28, 2020 March 30, 2019 December 31, 2019 Net sales $ 412,327 $ 391,047 $ 426,998 Gross profit-GAAP $ 185,478 $ 177,393 $ 197,636 Adjustments to gross profit: Severance and restructuring costs — 358 (12) Charge for fair value mark-up of acquired inventory sold 361 2,155 211 Adjusted gross profit $ 185,839 $ 179,906 $ 197,835 Gross margin - as a % of net sales 45.0% 45.4% 46.3 % Adjusted gross margin - as a % of net sales 45.1% 46.0% 46.3% 14

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP OPERATING EXPENSES AND TAX RATE TO NON-GAAP OPERATING EXPENSES AND TAX RATE Three months ended (In millions) March 28, 2020 March 30, 2019 December 31, 2019 GAAP operating expenses $ 104.7 $ 129.9 $ 113.6 Adjustments to operating expenses: Deal and transaction costs 1.4 19.1 0.9 Integration costs 0.1 2.9 3.4 Severance and restructuring costs 0.8 1.5 — Amortization of intangible assets 16.2 18.7 16.0 Non-GAAP operating expenses $ 86.2 $ 87.7 $ 93.2 GAAP tax rate 12.4% 14.2% 19.2 % Other 2.2% 4.2% 1.1 % Non-GAAP tax rate 14.6% 18.4% 20.3% 15

NON-GAAP RECONCILIATION TABLE

RECONCILIATION OF GAAP SEGMENT PROFIT TO ADJUSTED OPERATING INCOME

(In thousands)	Three months ended		
Segment profit-GAAP	March 28, 2020	March 30, 2019	December 31, 2019
Specialty Chemicals and Engineered Materials (SCEM)	$ 32,670	$ 24,431	$ 32,822
Microcontamination Control (MC)	50,167	47,323	57,157
Advanced Materials Handling (AMH)	20,632	22,367	20,686
Total segment profit	103,469	94,121	110,665
Amortization of intangible assets	16,211	18,657	16,028
Unallocated expenses	6,514	27,973	10,552
Total operating income	$ 80,744	$ 47,491	$ 84,085

(In thousands)	Three months ended		
Adjusted segment profit	March 28, 2020	March 30, 2019	December 31, 2019
SCEM segment profit	$ 32,670	$ 24,431	$ 32,822
Severance and restructuring costs	174	519	184
Charge for fair value write-up of acquired inventory sold	235	120	(476)
SCEM adjusted segment profit	$ 33,079	$ 25,070	$ 32,530
MC segment profit	$ 50,167	$ 47,323	$ 57,157
Severance and restructuring costs	190	724	195
Charge for fair value write-up of acquired inventory sold	126	2,035	687
MC adjusted segment profit	$ 50,483	$ 50,082	$ 58,039
AMH segment profit	$ 20,632	$ 22,367	$ 20,686
Severance and restructuring costs	135	578	(379)
AMH adjusted segment profit	$ 20,767	$ 22,945	$ 20,307
Unallocated general and administrative expenses	$ 6,514	$ 27,973	$ 10,552
Unallocated deal and integration costs	(1,479)	(22,056)	(4,323)
Unallocated severance and restructuring costs	(344)	—	—
Adjusted unallocated general and administrative expenses	$ 4,691	$ 5,917	$ 6,229
Total adjusted segment profit	$ 104,329	$ 98,097	$ 110,876
Adjusted amortization of intangible assets	—	—	—
Adjusted unallocated expenses	4,691	5,917	6,229
Total adjusted operating income	$ 99,638	$ 92,180	$ 104,647

16

Entegris

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP NET INCOME TO ADJUSTED OPERATING INCOME AND ADJUSTED EBITDA Three months ended (In thousands) March 28, 2020 March 30, 2019 December 31, 2019 Net sales $ 412,327 $ 391,047 $ 426,998 Net income $ 61,006 $ 32,658 $ 57,438 Adjustments to net income: Income tax expense 8,622 5,422 13,656 Interest expense, net 10,238 9,659 12,743 Other expense (income), net 878 (248) 248 GAAP - Operating income 80,744 47,491 84,085 Charge for fair value write-up of acquired inventory sold 361 2,155 211 Deal and transaction costs 1,431 19,136 973 Integration costs 48 2,920 3,350 Severance and restructuring costs 843 1,821 — Amortization of intangible assets 16,211 18,657 16,028 Adjusted operating income 99,638 92,180 104,647 Depreciation 20,648 16,721 20,352 Adjusted EBITDA $ 120,286 $ 108,901 $ 124,999 Net income - as a % of net sales 14.8% 8.4% 13.5 % Adjusted operating margin 24.2% 23.6% 24.5 % Adjusted EBITDA - as a % of net sales 29.2% 27.8% 29.3% 17

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP NET INCOME AND EARNINGS PER SHARE TO NON-GAAP NET INCOME AND EARNINGS PER SHARE Three months ended (In thousands, except per share data) March 28, 2020 March 30, 2019 December 31, 2019 GAAP net income $ 61,006 $ 32,658 $ 57,438 Adjustments to net income: Charge for fair value write-up of inventory acquired 361 2,155 211 Deal and transaction costs 1,431 19,547 973 Integration costs 48 2,920 3,350 Severance and restructuring costs 843 1,821 — Loss on debt extinguishment and modification — — 1,980 Amortization of intangible assets 16,211 18,657 16,028 Tax effect of adjustments to net income and discrete items1 (4,329) (9,864) (5,398) Non-GAAP net income $ 75,571 $ 67,894 $ 74,582 Diluted earnings per common share $ 0.45 $ 0.24 $ 0.42 Effect of adjustments to net income $ 0.11 $ 0.26 $ 0.13 Diluted non-GAAP earnings per common share $ 0.55 $ 0.50 $ 0.55 1. The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years. 18

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP OUTLOOK TO NON-GAAP OUTLOOK (In millions) Second-Quarter Outlook Reconciliation GAAP operating expenses to non-GAAP operating expenses June 27, 2020 GAAP operating expenses $102 - $104 Adjustments to net income: Restructuring and integration costs 2 Amortization of intangible assets 12 Non-GAAP operating expenses $88 - $90 (In millions) Second-Quarter Outlook Reconciliation GAAP net income to non-GAAP net income June 27, 2020 GAAP net income $50 - $59 Adjustments to net income: Restructuring and integration costs 2 Amortization of intangible assets 12 Income tax effect (3) Non-GAAP net income $61 - $70 Second-Quarter Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share June 27, 2020 Diluted earnings per common share $0.37 - $0.43 Adjustments to diluted earnings per common share: Restructuring and integration costs 0.01 Amortization of intangible assets 0.09 Income tax effect (0.02) Diluted non-GAAP earnings per common share $0.45 to $0.51 19

GAAP Segment Trend Data 1 (In thousands) Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Sales SCEM $ 130,743 $ 134,336 $ 131,234 $ 133,928 $ 124,470 $ 127,552 $ 127,750 $ 146,747 $ 144,214 MC 118,923 124,937 151,478 158,500 157,706 150,185 155,979 169,794 159,261 AMH 124,078 130,572 123,227 115,527 116,064 107,515 117,256 117,455 116,137 Inter-segment elimination (6,545) (6,786) (7,342) (6,313) (7,193) (6,378) (6,838) (6,998) (7,285) Total Sales $ 367,199 $ 383,059 $ 398,597 $ 401,642 $ 391,047 $ 378,874 $ 394,147 $ 426,998 $ 412,327 Segment Profit SCEM $ 30,921 $ 36,728 $ 31,210 $ 28,221 $ 24,431 $ 24,000 $ 17,074 $ 32,822 $ 32,670 MC 40,311 37,214 42,448 46,879 47,323 43,126 46,792 57,157 50,167 AMH 25,463 25,542 22,226 19,096 22,367 15,043 17,077 20,686 20,632 Total Segment Profit $ 96,695 $ 99,484 $ 95,884 $ 94,196 $ 94,121 $ 82,169 $ 80,943 $ 110,665 $ 103,469 Segment Profit Margin SCEM 23.7% 27.3% 23.8% 21.1% 19.6% 18.8% 13.4% 22.4% 22.7 % MC 33.9% 29.8% 28.0% 29.6% 30.0% 28.7% 30.0% 33.7% 31.5 % AMH 20.5% 19.6% 18.0% 16.5% 19.3% 14.0% 14.6% 17.6% 17.8% 1. In 1Q19 the Company changed its definition of segment profit to include inter-segment sales. Prior period information has been recast to reflect the change. 20

NON-GAAP Segment Trend Data[1]

(In thousands)	Q118	Q218	Q318	Q418	Q119	Q219	Q319	Q419	Q120
Sales									
SCEM	$ 130,743	$ 134,336	$ 131,234	$ 133,928	$ 124,470	$ 127,552	$ 127,750	$ 146,747	$ 144,214
MC	118,923	124,937	151,478	158,500	157,706	150,185	155,979	169,794	159,261
AMH	124,078	130,572	123,227	115,527	116,064	107,515	117,256	117,455	116,137
Inter-segment elimination	(6,545)	(6,786)	(7,342)	(6,313)	(7,193)	(6,378)	(6,838)	(6,998)	(7,285)
Total Sales	$ 367,199	$ 383,059	$ 398,597	$ 401,642	$ 391,047	$ 378,874	$ 394,147	$ 426,998	$ 412,327
Segment Profit									
SCEM[2]	$ 30,921	$ 36,728	$ 31,210	$ 28,221	$ 25,070	$ 24,695	$ 23,700	$ 32,530	$ 33,079
MC[3]	40,311	37,422	45,729	50,258	50,082	43,126	49,769	58,039	50,483
AMH[3]	25,463	25,542	22,692	19,556	22,945	15,043	20,212	20,307	20,767
Total Segment Profit	$ 96,695	$ 99,692	$ 99,631	$ 98,035	$ 98,097	$ 82,864	$ 93,681	$ 110,876	$ 104,329
Adjusted Segment Profit Margin									
SCEM	23.7 %	27.3 %	23.8 %	21.1 %	20.1 %	19.4 %	18.6 %	22.2 %	22.9 %
MC	33.9 %	30.0 %	30.2 %	31.7 %	31.8 %	28.7 %	31.9 %	34.2 %	31.7 %
AMH	20.5 %	19.6 %	18.4 %	16.9 %	19.8 %	14.0 %	17.2 %	17.3 %	17.9 %

1. In 1Q19 the Company changed its definition of segment profit to include inter-segment sales. Prior period information has been recast to reflect the change. Segment profit excludes amortization of intangibles and unallocated expenses.

2. Adjusted segment profit for SCEM for 3Q17, 1Q19, 3Q19,4Q19 and 1Q20 excludes charges for severance and restructuring of $14, $519, $2,143, $184 and $174, respectively. Adjusted segment profit for SCEM for 1Q19, 2Q19, 3Q19, 4Q19 and 1Q20 excludes fair value mark-up of inventory and severance charges of $120, $695, $4,483, ($476) and 235, respectively.

3. Adjusted segment profit for MC for 2Q17 excludes charges for impairment of equipment and severance of $884 and $559, respectively. Adjusted segment profit for MC for 3Q17, 1Q19, 3Q19, 4Q19 and 1Q20 excludes charges for severance of $196, $724, $2,977, $195 and $190, respectively. Adjusted segment profit for MC for 2Q18, 3Q18, 4Q18, 1Q19, 4Q19 and 1Q20 excludes charges for fair value mark-up of acquired inventory sold of $208, $3,281, $3,379, $2,035, $687 and $126, respectively.

4. Adjusted segment profit for AMH for 2Q17 excludes charges for impairment of equipment of $2,286. Adjusted segment profit for AMH for 3Q17 excludes impairment of equipment and severance and restructuring of $3,364 and $1,857 respectively. Adjusted segment profit for AMH for 3Q18 excludes loss on sale of subsidiary of $466. Adjusted segment profit for AMH for 4Q18, 1Q19, 3Q19, 4Q19 and 1Q20 excludes severance and restructuring of $460, $578, $3,135, ($379) and $135, respectively.

21

Entegris